Exhibit 99.2

PRESS RELEASE

PROSPERITY BANCSHARES, INC.®

AND

AMERICAN BANK HOLDING CORPORATION

IN CORPUS CHRISTI, TEXAS

ANNOUNCE MERGER

FOR IMMEDIATE RELEASE

HOUSTON AND CORPUS CHRISTI, TEXAS, July 18, 2025. Prosperity Bancshares, Inc.® (NYSE: PB) (“Prosperity”), the parent company of Prosperity Bank®, and American Bank Holding Corporation (“American”), the parent holding company of American Bank, N.A. (“American Bank”), headquartered in Corpus Christi, Texas, today jointly announced the signing of a definitive merger agreement whereby Prosperity will acquire American and American Bank.

American Bank operates eighteen (18) banking offices and two (2) loan production offices in South and Central Texas including its main office in Corpus Christi, and banking offices in San Antonio, Austin, Victoria and the greater Corpus Christi area including Port Aransas and Rockport and a loan production office in Houston, Texas. As of March 31, 2025, American, on a consolidated basis, reported total assets of $2.5 billion, total loans of $1.8 billion and total deposits of $2.3 billion.

Under the terms and subject to the conditions of the definitive agreement, Prosperity will issue 4,439,981 shares of Prosperity common stock for all outstanding shares of American common stock, subject to certain potential adjustments. Based on Prosperity’s closing price of $72.40 on July 16, 2025, the total consideration was valued at approximately $321.5 million.

Stephen Raffaele, American Bank Chief Executive Officer and President, will join Prosperity Bank as South Texas and San Antonio Area Chairman and Ben Wallace, American Bank Chairman, will join Prosperity Bank as South Texas Senior Chairman. Additional members of American Bank management will maintain leadership roles in the combined organization.

In addition, upon completion of the merger, Stephen Raffaele, Director and President of American and CEO and President of American Bank, and Patt Hawn Wallace, Chair of American and a Director of American Bank, will join the Board of Directors of Prosperity Bank.

“I could not be more excited about partnering with Ben, Patt, Steve and the management team and other professionals of American Bank. We have followed American Bank closely for more than two decades and have tremendous respect for the bank and for the people that have contributed to its success,” stated David Zalman, Senior Chairman and Chief Executive Officer of Prosperity. “Our banks have a complementary footprint, and we are familiar with and remain committed to the communities that American Bank serves, including with both financial products and community support,” continued Zalman. “This combination will strengthen our presence and operations in South Texas and surrounding areas and enhances our presence in Central Texas, including in San Antonio, a highly desirable, high growth area. The customers of American Bank will be able to use any of our locations across Texas and Oklahoma after operational integration.”

“Over American Bank’s 50-plus year history of growth and success, we have placed our focus on relationship banking and excellent customer service,” stated Stephen Raffaele, Chief Executive Officer and President of American Bank. “We are excited to partner with Prosperity knowing that they share our approach to customer service and the overall banking business,” continued Raffaele. “By joining forces with Prosperity, we will continue our journey of service and success, but with all the advantages of the strength and wherewithal of a combined larger and premier banking institution.”

The merger has been unanimously approved by the Boards of Directors of both companies and is expected to close during the fourth quarter of 2025 or first quarter of 2026. The transaction is subject to certain conditions, including approval by American’s shareholders and customary regulatory approvals.

American is being advised by Stephens Inc., as financial advisor, and Norton Rose Fulbright, as legal counsel. Keefe, Bruyette & Woods, a Stifel Company, is serving as financial advisor to Prosperity and Wachtell, Lipton, Rosen & Katz is serving as legal counsel to Prosperity.

About Prosperity Bancshares, Inc. ®

As of March 31, 2025, Prosperity Bancshares, Inc.® is a $38.765 billion Houston, Texas based regional financial holding company providing personal banking services and investments to consumers and businesses throughout Texas and Oklahoma. Founded in 1983, Prosperity believes in a community banking philosophy, taking care of customers, businesses and communities in the areas it serves by providing financial solutions to simplify everyday financial needs. In addition to offering traditional deposit and loan products, Prosperity offers digital banking solutions, credit and debit cards, mortgage services, retail brokerage services, trust and wealth management, and treasury management.

Prosperity currently operates 283 full-service banking locations: 62 in the Houston area, including The Woodlands; 33 in the South Texas area including Corpus Christi and Victoria; 61 in the Dallas/Fort Worth area; 22 in the East Texas area; 31 in the Central Texas area including Austin and San Antonio; 45 in the West Texas area including Lubbock, Midland-Odessa, Abilene,

Amarillo and Wichita Falls; 15 in the Bryan/College Station area; 6 in the Central Oklahoma area; and 8 in the Tulsa, Oklahoma area.

About American Bank Holding Corporation

American Bank Holding Corporation is the bank holding company for American Bank. American Bank was founded in Corpus Christi, Texas in 1970. With assets of more than $2.5 billion as of March 31, 2025, American Bank has 20 banking locations in the Texas communities of Houston, Austin, San Antonio, New Braunfels, Corpus Christi, Victoria, Goliad, Port Aransas, and Rockport. Services include commercial banking, with Centers of Excellence specializing in commercial real estate, medical, energy, SBA and technology lending; a full range of personal and business banking services, including business and personal deposit accounts and loans; wealth management services including private banking, investment management, and trust; a full suite of technology-enabled treasury management services; home mortgage and construction-related loans; and a full range of electronic banking services.

Cautionary Notes on Forward Looking Statements

This press release contains statements regarding the proposed transaction between Prosperity and American; future financial and operating results; benefits and synergies of the transaction; future opportunities for Prosperity; the issuance of common stock of Prosperity contemplated by the Agreement and Plan of Merger by and between Prosperity and American (the “Merger Agreement”); the expected filing by Prosperity with the Securities and Exchange Commission (the “SEC”) of a registration statement on Form S-4 (the “Registration Statement”) and a prospectus of Prosperity and a proxy statement of American to be included therein (the “Proxy Statement/Prospectus”); the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the federal securities laws, including the meaning of the Private Securities Litigation Reform Act of 1995, as amended, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. From time to time, oral or written forward-looking statements may also be included in other information released to the public. Such forward-looking statements are typically, but not exclusively, identified by the use in the statements of words or phrases such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “goal,” “guidance,” “intend,” “is anticipated,” “is expected,” “is intended,” “objective,” “plan,” “projected,” “projection,” “will affect,” “will be,” “will continue,” “will decrease,” “will grow,” “will impact,” “will increase,” “will incur,” “will reduce,” “will remain,” “will result,” “would be,” variations of such words or phrases (including where the word “could,” “may,” or “would” is used rather than the word “will” in a phrase) and similar words and phrases indicating that the statement addresses some future result, occurrence, plan or objective. Forward-looking statements include all statements other than statements of historical fact, including forecasts or trends, and are based on current expectations, assumptions, estimates, and projections about Prosperity and its subsidiaries or related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

These forward-looking statements may include information about Prosperity’s possible or assumed future economic performance or future results of operations, including future revenues, income, expenses, provision for loan losses, provision for taxes, effective tax rate, earnings per share and cash flows and Prosperity’s future capital expenditures and dividends, future financial condition and changes therein, including changes in Prosperity’s loan portfolio and allowance for loan losses, future capital structure or changes therein, as well as the plans and objectives of management for Prosperity’s future operations, future or proposed acquisitions, the future or expected effect of acquisitions on Prosperity’s operations, results of operations, financial condition, and future economic performance, statements about the anticipated benefits of each of the proposed transactions, and statements about the assumptions underlying any such statement. These forward‑looking statements are not guarantees of future performance and are based on expectations and assumptions Prosperity currently believes to be valid. Because forward-looking statements relate to future results and occurrences, many of which are outside of Prosperity’s control, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many possible events or factors could adversely affect the future financial results and performance of Prosperity, American or the combined company and could cause those results or performance to differ materially from those expressed in or implied by the forward-looking statements. Such risks and uncertainties include, among others: (1) the risk that the cost savings and synergies from the transaction may not be fully realized or may take longer than anticipated to be realized, (2) disruption to Prosperity’s business and to American’s business as a result of the announcement and pendency of the transaction, (3) the risk that the integration of American’s business and operations into Prosperity, will be materially delayed or will be more costly or difficult than expected, or that Prosperity is otherwise unable to successfully integrate American’s business into its own, including as a result of unexpected factors or events, (4) the failure to obtain the necessary approval by the shareholders of American, (5) the ability by each of Prosperity and American to obtain required governmental approvals of the transaction on the timeline expected, or at all, and the risk that such approvals may result in the imposition of conditions that could adversely affect Prosperity after the closing of the transaction or adversely affect the expected benefits of the transaction, (6) reputational risk and the reaction of each company’s customers, suppliers, employees or other business partners to the transaction, (7) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the transaction or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (8) the dilution caused by the issuance of additional shares of Prosperity’s common stock in the transaction, (9) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the outcome of any legal or regulatory proceedings that may be currently pending or later instituted against Prosperity before or after the transaction, or against American, (11) diversion of management’s attention from ongoing business operations and (12) general competitive, economic, political and market conditions and other factors that may affect future results of Prosperity and American. Prosperity disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. These and various other factors are discussed in Prosperity’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC, and other reports and statements Prosperity has filed with the SEC. Copies of the SEC filings for Prosperity may be downloaded from the Internet at no charge from http://www.prosperitybankusa.com.

Additional Information about the Transaction and Where to Find It

Prosperity intends to file with the SEC a Registration Statement on Form S-4 to register the shares of Prosperity common stock to be issued to the shareholders of American in connection with the proposed transaction. The Registration Statement will include a Proxy Statement/Prospectus which will be sent to the shareholders of American in connection with the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY/STATEMENT PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY ARE AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PROSPERITY, AMERICAN AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from Prosperity at http://www.prosperitybankusa.com. Copies of the Proxy Statement/Prospectus can also be obtained, when it becomes available, free of charge, by directing a request by telephone or mail to Prosperity Bancshares, Inc., Prosperity Bank Plaza, 4295 San Felipe, Houston, Texas 77027 Attn: Investor Relations, (281) 269-7199 or to American Bank Holding Corporation, 800 North Shoreline Boulevard, Corpus Christi, Texas 78401, Attn: Stephen Raffaele, (512) 306-5550.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.